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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS CONSENT


We consent to the incorporation by reference in this Registration Statement of On Assignment, Inc. on Form S-8 of our report dated January 24, 2001, appearing in the Annual Report on Form 10-K of On Assignment, Inc. for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP
--------------------------------
Deloitte & Touche LLP


Los Angeles, California
May 31, 2001